77C Matters submitted to a vote of security holders
Columbia World Equity Fund (Fund)

On February 17, 2006, a Special Meeting of the Shareholders of the Fund was held to approve the following item, as described in the Proxy Statement for the Meeting. The votes cast at the Meeting were as follows:

Amend the Fund's fundamental investment restriction with respect to industry concentration.

For:           3,602,042.202   Shares of beneficial interest being a majority
                               of the shares represented at the meeting.
Against:       125,244.368     Shares of beneficial interest
Abstain:       153,712.716     Shares of beneficial interest



77D Policies with respect to security investments
Columbia World Equity Fund (Fund)
On February 17. 2006, shareholders of the Fund approved to amend the Fund's fundamental investment restriction relating to industry concentration. The restriction allows the Fund greater flexbility to pursue investment opportunities outside of the public utlilities industry that the Fund's investment advisor believes are attractive and consistent with the Fund's investment goal.


Columbia Intermediate Bond Fund

77D Policies with respect to security investments

On June 13, 2006, the Board of Trustees approved the following non fundamental investment restriction:

The Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.



Columbia World Equity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia U.S. Treasury Index Fund (Funds)

77E Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.



77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund

On April 5, 2006 Columbia Intermediate Bond Fund (Fund) purchased 535,000 par value of bonds of Viacom Inc 6.875% 4/30/36 (Securities) for a Total purchase price of $529,666 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; ABN Amro; Daiwa Bank Ltd; Deutsche Bank Securities, Inc.; Dresdner Bank (US); Mizuho International PLC; RBS Securities Corp; Societe Generale;Tokyo-Mitsubishi Securities Co Ltd; Wachovia Securities Inc.


Columbia Intermediate Bond Fund

On April 5, 2006 Columbia Intermediate Bond Fund (Fund) purchased 400,000 par value of bonds of Viacom Inc 5.75% 4/30/11 (Securities) for a Total purchase price of 397,584 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; ABN Amro; Daiwa Securities America Inc.; Deutsche Bank Securities, Inc.; Dresdner Kleinwort Wasserstein; Mizuho International PLC; RBS Securities Corp; Societe Generale; Tokyo-Mitsubishi Securities Co Ltd; Wachovia Securities Inc.


Columbia Intermediate Bond Fund

On April 11, 2006 Columbia Intermediate Bond Fund (Fund) purchased 1,500,000 par value of bonds of Residential Capital 6.50% 4/17/13 (Securities) for a total purchase price of $1,495,680 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Barclays Capital;
Bear Stearns & co., Inc.; Citigroup; HSBC Securities; Credit Suisse Securities USA LLC; Greenwich Capital Markets, Inc.; JP Morgan Securities; SG Americas Securities LLC.


Columbia Intermediate Bond Fund

On May 2, 2006 Columbia Intermediate Bond Fund (Fund) purchased 5,125,000 par value of bonds of Centex Corp 6.50% 5/1/16 (Securities) for a Total purchase price of $5,107,985 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Barclays Capital; BNP Paribas; Calyon Securities USA; Greenwich Capital Financial Product; SunTrust Robinson Humphrey.


Columbia Intermediate Bond Fund

On May 12, 2006 Columbia Intermediate Bond Fund (Fund) purchased 1,340,000 par value of bonds of Embarq Corp 7.995% 6/1/16 (Securities) for a Total purchase price of $1,339,906 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities


Columbia Intermediate Bond Fund

On May 12, 2006 Columbia Intermediate Bond Fund (Fund) purchased 1,340,000 par value of bonds of Embarq Corp 7.082% 6/1/16 (Securities) for a Total purchase price of $1,339,920 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities


Columbia Intermediate Bond Fund

On June 6, 2006 Columbia Intermediate Bond Fund (Fund) purchased 3,000,000 par value of bonds of Aetna Inc. 6.00% 6/15/16 (Securities) for a Total purchase price of $2,982,150 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; JP Morgan; Wachovia Securities, Inc.; Barclays Capital; BNY Capital Markets; Credit Suisse; Fifth Third Securities, Inc.; LaSalle Bank NA; Lazard Capital Markets LLC; Morgan Stanley & Co., Inc.; Natcity Investments; Piper Jaffray & Co.; PNC Capital Markets; UBS Securities LLC.



Columbia Intermediate Bond Fund

On June 6, 2006 Columbia Intermediate Bond Fund (Fund) purchased 885,000 par value of bonds of Aetna Inc. 6.625% 6/15/36 (Securities) for a Total purchase price of $883,265 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; JP Morgan; Wachovia Securities, Inc.; Barclays Capital; BNY Capital Markets; Credit Suisse; Fifth Third Securities, Inc.; LaSalle Bank NA; Lazard Capital Markets LLC; Morgan Stanley & Co., Inc.; Natcity Investments; Piper Jaffray & Co.; PNC Capital Markets; UBS Securities LLC.


Columbia Intermediate Bond Fund

On June 27, 2006 Columbia Intermediate Bond Fund (Fund) purchased 3,005,000 par value of bonds of SabMiller PLC 6.2% 07/01/11 (Securities) for a total purchase price of $3,002,866 from Barclays Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:Barclays Capital;
JP Morgan Securities; Morgan Stanley.


Columbia Intermediate Bond Fund

On May 4, 2006 Columbia Intermediate Bond Fund (Fund) purchased 2,500,000 par value of bonds of Allied Waste North America 7.125% 5/15/16 (Securities) for a Total purchase price of $2,478,075 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citi Group; JP
Morgan; UBS; BNP Paribas; Calyon Securities USA Inc.; Credit Suisse; Deutsche Bank Securities Inc.; Scotia Capital Inc.; Wachovia Securities Inc.


Columbia Income Fund

On April 5, 2006 Columbia Income Fund (Fund) purchased 230,000 par value of bonds of Viacom Inc 6.875% 4/30/36 (Securities) for a Total purchase price of $227,707 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; ABN Amro; Daiwa Bank Ltd; Deutsche Bank Securities, Inc.; Dresdner Bank (US); Mizuho International PLC; RBS Securities Corp; Societe Generale;Tokyo-Mitsubishi Securities Co Ltd; Wachovia Securities Inc.


Columbia Income Fund

On April 5, 2006 Columbia Intermediate Bond Fund (Fund) purchased 175,000 par value of bonds of Viacom Inc 5.75% 4/30/11 (Securities) for a Total purchase price of 173,943 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; ABN Amro; Daiwa Securities America Inc.; Deutsche Bank Securities, Inc.; Dresdner Kleinwort Wasserstein; Mizuho International PLC; RBS Securities Corp; Societe Generale; Tokyo-Mitsubishi Securities Co Ltd; Wachovia Securities Inc.


Columbia Income Fund

On April 11, 2006 Columbia Income Fund (Fund) purchased 850,000 par value of bonds of Residential Capital 6.50% 4/17/13 (Securities) for a Total purchase price of $847,552 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Barclays Capital;
Bear Stearns & co., Inc.; Citigroup; HSBC Securities; Credit Suisse Securities USA LLC; Greenwich Capital Markets, Inc.; JP Morgan Securities; SG Americas Securities LLC.


Columbia Income Fund

On May 2, 2006 Columbia Income Fund (Fund) purchased 2,170,000 par value of bonds of Centex Corp 6.50% 5/1/16 (Securities) for a Total purchase price of $2,162,796 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Barclays Capital; BNP Paribas; Calyon Securities USA; Greenwich Capital Financial Product; SunTrust Robinson Humphrey.


Columbia Income Fund

On May 12, 2006 Columbia Income Fund (Fund) purchased 565,000 par value of bonds of Embarq Corp 7.995% 6/1/16 (Securities) for a Total purchase price of $564,960 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities


Columbia Income Fund

On May 12, 2006 Columbia Income Fund (Fund) purchased 450,000 par value of bonds of Embarq Corp 7.082% 6/1/16 (Securities) for a Total purchase price of $449,973 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Barclays Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities



Columbia Income Fund

On June 6, 2006 Columbia Income Fund (Fund) purchased 1,255,000 par value of bonds of Aetna Inc. 6.625% 6/15/36 (Securities) for a Total purchase price of $1,252,540 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities Inc.; Goldman Sachs & Co.; JP Morgan; Wachovia Securities, Inc.; Barclays Capital; BNY Capital Markets; Credit Suisse; Fifth Third Securities, Inc.; LaSalle Bank NA; Lazard Capital Markets LLC; Morgan Stanley & Co., Inc.; Natcity Investments; Piper Jaffray & Co.; PNC Capital Markets; UBS Securities LLC.



Columbia Income Fund

On June 27, 2006 Columbia Income Bond Fund (Fund) purchased 1,245,000 par value of bonds of SabMiller PLC 6.2% 07/01/11 (Securities) for a Total purchase price of $1,244,116 from Barclays Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:Barclays Capital;
JP Morgan Securities; Morgan Stanley.


Columbia Income Fund

On May 4, 2006 Columbia Income Fund (Fund) purchased 300,000 par value of bonds of Allied Waste North America 7.125% 5/15/16 (Securities) for a Total purchase price of $297,369 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citi Group; JP
Morgan; UBS; BNP Paribas; Calyon Securities USA Inc.; Credit Suisse; Deutsche Bank Securities Inc.; Scotia Capital Inc.; Wachovia Securities Inc.

Columbia Intermediate Bond Fund

On November 16, 2005 Columbia Intermediate Bond Fund (Fund) purchased 3,850,000 par value of bonds of Residential Capital Corp Frn 11/21/08 (Securities) for a Total purchase price of $100 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Barclays Capital;
Bear Stearns & co., Inc.; Citigroup; HSBC Securities; Credit Suisse Securities USA LLC; Greenwich Capital Markets, Inc.; JP Morgan Securities; SG Americas Securities LLC.




Columbia Intermediate Bond Fund

On November 8, 2005 Columbia Intermediate Bond Fund (Fund) purchased 1,900,000 par value of bonds of SBC Communications 11/14/08 (Securities) for a Total purchase price of $100 from Barclays Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Barclays Capital;
JP Morgan Securities; Citigroup; Deutsche Bank Securities inc.; Goldman Sachs
& Co; LaSalle Bank NA; Lehman Bros; Credit Suisse First Boston Corp; HSBC Bank PLC; Merrill Lynch & Co.; Morgan Stanley; UBS; Wachovia Securities, Inc.


Columbia Intermediate Bond Fund

On December 6, 2005 Columbia Intermediate Bond Fund (Fund) purchased 2,320,000 par value of bonds of KMI 5.7% 11/15/16 (Securities) for a Total purchase price of $99.90 from Merrill Lynch, Pierce, Fenner & Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; JP Morgan Securities.


Columbia Intermediate Bond Fund


On December 2, 2005 Columbia Intermediate Bond Fund (Fund) purchased 3,000,000 par value of bonds ING Groep N.V. (Securities) for a Total purchase price of $100.0 from Merrill Lynch, Pierce, Fenner & Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ING Barings Securities Merrill Lynch & Co.; Morgan Stanley; Citigroup; Goldman Sachs & Co.; Lehman Bros.


Columbia Intermediate Bond Fund


On December 9, 2005 Columbia Intermediate Bond Fund (Fund) purchased 8,000,000 par value of bonds of G.E. Small Ticket 5.12 6/22/2015 (Securities) for a Total purchase price of $100.00 from CitiGroup Global Markets/Salomon Bro pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup.

Columbia Intermediate Bond Fund


On October 26, 2005 Columbia Intermediate Bond Fund (Fund) purchased 7,535,000 par value of bonds of CS First Boston Mortgage 5.046 8/15/38 (Securities) for a Total purchase price of $97.61 from Credit Suisse First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: GMAC Commercial Holding Capital Markets Corp; Deutsche Bank Securities.



Columbia Intermediate Bond Fund


On December 9, 2005 Columbia Intermediate Bond Fund (Fund) purchased 6,000,000 par value of bonds of Renaissance Home Equity Loan Trust 5.399 2/25/36 (Securities) for a Total purchase price of $100.00 from RBS Greenwich Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: RBS Greenwich Capital; Citigroup; Friedman Billings Ramsey.


Columbia Intermediate Bond Fund

On October 7, 2005 Columbia Intermediate Bond Fund
(Fund) purchased 10,850,000 par value of bonds of Centex Home Equity 2005-D AV-2
4.14 FRN (Securities) for a Total purchase price of $100.00 from RBS Greenwich Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: RBS Greenwich Capital Citigroup; Credit Suisse First Boston.


Columbia Income Fund


On November 16, 2005 Columbia Income Fund (Fund) purchased 1,150,000 par value of bonds of Residential Capital Corp Frn 11/21/08 (Securities) for a Total purchase price of $100.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Barclays Capital;
Bear Stearns & co., Inc.; Citigroup; HSBC Securities; Credit Suisse Securities USA LLC; Greenwich Capital Markets, Inc.; JP Morgan Securities; SG Americas Securities LLC.


Columbia Income Fund


On November 8, 2005 Columbia Income Fund (Fund) purchased 600,000 par value of bonds of SBC Communications stockticker FRN 11/14/08 (Securities) for a Total purchase price of $100.00 from Barclays Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Barclays Capital;
JP Morgan Securities; Citigroup; Deutsche Bank Securities inc.; Goldman Sachs
& Co; LaSalle Bank NA; Lehman Bros; Credit Suisse First Boston Corp; HSBC Bank PLC; Merrill Lynch & Co.; Morgan Stanley; UBS; Wachovia Securities, Inc.


Columbia Income Fund

On December 6, 2005 Columbia Income Fund (Fund) purchased 1,690,000 par value of bonds of KMI 5.7% 11/15/16 (Securities) for a Total purchase price of $99.90 from Merrill Lynch, Pierce, Fenner & Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; JP Morgan Securities.




Columbia Income Fund


On December 2, 2005 Columbia Income Fund (Fund) purchased 1,000,000 par value of bonds of stock of Groep N.V. (Securities) for a Total purchase price of $100.00 from Merill Lynch, Pierce, Fenner & Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ING Barings Securities Merrill Lynch & Co.; Morgan Stanley; Citigroup; Goldman Sachs & Co.; Lehman Brothers.



Columbia Income Fund


On December 8, 2005 Columbia Income Fund (Fund) purchased 1,000,000 par value of bonds of stock of CMS Energy Corp. 6.87% 12/15/05 (Securities) for a Total purchase price of $100.00 from CitiGroup Global Markets/Salomon Bro pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Merrill Lynch & Co; Keybank Capital Markets; Wedbush Morgan Securities Inc.


Columbia Income Fund


On December 9, 2005 Columbia Income Fund (Fund) purchased 1,999,992 par value of bonds of GE Small Ticket 5.12 6/22/2015 (Securities) for a Total purchase price of $100.00 from CitiGroup Global Markets/Salomon Bros pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup.

Columbia Income Fund


On December 6, 2005 Columbia Income Fund (Fund) purchased 14,780 par value of bonds of XL Capital Ltd. Conv Pref (Securities) for a Total purchase price of $25.00 from CitiGroup Global Markets/Salomon Bros pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Goldman Sachs & Co.; JP Morgan; Merrill Lynch & Co.; Wachovia Securities; Deutsche
Bank Securities, Inc.; Lehman Brothers; Calyon Securities (USA) Incc; ING Financial Markets LLC; Keybanc Capital Markets; UBS Investment Bank; Barclays Capital; HSBC; Lazard Capital Markets; ABN AMRO Rothschild LLC.



Columbia Income Fund


On December 6, 2005 Columbia Income Fund (Fund) purchased 8,943 par value of bonds of XL Capital Ltd. Common (Securities) for a Total purchase price of $65.00 from CitiGroup Global Markets/Salomon Bros pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Goldman Sachs & Co.; JP Morgan; Merrill Lynch & Co.; Wachovia Securities; Deutsche
Bank Securities, Inc.; Lehman Brothers; Calyon Securities (USA) Incc; ING Financial Markets LLC; Keybanc Capital Markets; UBS Investment Bank; Barclays Capital; HSBC; Lazard Capital Markets; ABN AMRO Rothschild LLC.


Columbia Income Fund


On September 14, 2006, Columbia Income Fund (Fund) purchased 320,000 par value of notes of Anadarko Petroleum Corp 5.95% 09/15/16 (Securities) for a total purchase price of $318,646 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Goldman, Sachs & Co; UBS Securities LLC; BMO Capital Markets; BNP Paribas; Deutsche Bank Securities Inc.; Greenwich Capital Markets, Inc.; LsSalle Bank NA; Mitsubishi UFJ Securities Co Ltd: Morgan Stanley; Wachovia Securities Inc.; Calyon Securities USA Inc.; DnB Nor Markets; Scotial Capital Inc.; SG Americas Securities LLC.


Columbia Income Fund

On September 14, 2006 Columbia Income Fund (Fund) purchased 320,000 par value of notes of Anadarko Petroleum Corp 5.95% 9/15/16 (Securities) for a
Total purchase price of $318,646 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Credit Suisse; Goldman Sachs & Co.; UBS Securities LLC; Banc of America
Securities LLC; BMO Capital Markets; BNP Paribas; Deutsche
Bank Securities Inc; Greenwich Capital Markets Inc.; LaSalle Bank, Mitsubishi UFJ Securities Co. Ltd; Morgan Stanley; Wachovia Securities Inc., Calyon Securities USA Inc.; DnB NOR Markets; Scotia Capital Inc.; SG
Americas Securities LLC

Columbia Intermediate Bond Fund

On September 14, 2006 Columbia Intermediate Bond
Fund (Fund) purchased 765,000 par value of notes of Anadarko Petroleum Corp 5.95% 9/15/16 (Securities) for a Total purchase price of $761,764 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Credit Suisse; Goldman Sachs & Co.; UBS Securities LLC; BMO Capital Markets; BNP Paribas; Deutsche Bank Securities Inc; Greenwich Capital Markets Inc.; LaSalle Bank, stocktickerNA; Mitsubishi UFJ Securities Co. Ltd; Morgan Stanley; Wachovia Securities Inc., Calyon Securities USA Inc.; DnB stocktickerNOR Markets; Scotia Capital Inc.; SG Americas Securities LLC



Columbia Income Fund

On August 1, 2006 Columbia Income Fund (Fund) purchased 340,000 par value of notes of Ashtead Capital 9.00% 8/15/16 (Securities) for a Total purchase price of $340,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; UBS Securities LLC.


Columbia Intermediate Bond Fund

On August 1, 2006 Columbia Intermediate Bond Fund (Fund) purchased 1,000,000 par value of notes of Ashtead Capital 9.00% 8/15/16 (Securities) for a Total purchase price of $1,000,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; UBS Securities LLC.

Columbia Income Fund

On September 7, 2006 Columbia Income Fund (Fund) purchased 6,205,000 par value of notes of CIT Group Inc. 5.85% 9/15/16 (Securities) for a Total purchase price of $6,200,781 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities Inc.; JP Morgan; Bear Stearns & Co Inc; BNY Capital Markets; Citigroup Global Markets Inc.; Credit Suisse; LaSalle Bank, Merrill Lynch & Co.; Mitsubishi UFJ Securities Co Ltd; Wachovia Capital Markets

Columbia Intermediate Bond Fund

On September 7, 2006 Columbia Intermediate Bond Fund (Fund) purchased 9,035,000 par value of notes of CIT Group Inc 5.85% 9/15/16 (Securities) for a total purchase price of $9,028,856 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities Inc.; JP Morgan; Bear Stearns & Co Inc; BNY Capital Markets; Citigroup Global Markets Inc.; Credit Suisse; LaSalle Bank, Merrill Lynch & Co.; Mitsubishi UFJ Securities Co Ltd; Wachovia Capital Markets


Columbia Income Fund

On August 10, 2006 Columbia Income Fund (Fund) purchased 555,000 par value of notes of CVS Corp (Securities) for a Total purchase price of $554,001 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNY Capital Markets; Lehman Brothers; Wachovia Securities Inc.; BB&T Capital Markets; Daiwa Securities SMBC Europe Ltd; HSBC Securities; JP Morgan; Morgan Stanley; Piper Jaffray & Co.; Wells Fargo

Columbia Intermediate Bond Fund

On August 10, 2006 Columbia Intermediate Bond Fund (Fund) purchased 1,390,000 par value of notes of CVS Corp (Securities) for a Total purchase price of $1,387,498 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNY Capital Markets; Lehman Brothers; Wachovia Securities Inc.; BB&T Capital Markets; Daiwa Securities SMBC Europe Ltd; HSBC Securities; JP Morgan; Morgan Stanley; Piper Jaffray & Co.; Wells Fargo


Columbia Income Fund

On August 23, 2006 Columbia Income Fund (Fund) purchased 1,265,000 par value of notes of Capital One Financial 6.15% 9/01/16 (Securities) for a Total purchase price of $1,261,079 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Barclays Capital; JP Morgan; Credit Suisse; Morgan Stanley; Wachovia Securities Inc.

Columbia Intermediate Bond  Fund

On August 23, 2006 Columbia Intermediate Fund (Fund) purchased 3,150,000 par value of notes of Capital One Financial 6.15% 09/01/16 (Securities) for a Total purchase price of $3,140,235 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Barclays Capital; JP Morgan; Credit Suisse; Morgan Stanley; Wachovia Securities Inc.


Columbia Income Fund

On August 3, 2006 Columbia Income Fund (Fund) purchased 790,000 par value of bonds of Caterpillar Inc. 6.05% 8/15/36 (Securities) for a Total purchase price of $787,275 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:ABN Amro; Barclays Capital; CitiGroup Global Markets Inc.; JP Morgan Securities; SG Americas Securities LLC; ANZ Securities; Commerzbank Capital Markets Corp; Lloyds TSB Bank PLC; Mitsubishi UFJ Securities Internat; RBC Capital Markets; TD Securities USA LLC


Columbia Intermediate Bond Fund

On August 3, 2006 Columbia Intermediate Bond Fund (Fund) purchased
1,965,000 par value of bonds of Caterpillar Inc. 6.05% 8/15/36
(Securities) for a Total purchase price of $1,958,221 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: ABN Amro; Barclays Capital; CitiGroup Global Markets Inc.; JP Morgan Securities; SG Americas Securities LLC; ANZ Securities; Commerzbank Capital Markets Corp; Lloyds TSB Bank PLC; Mitsubishi UFJ Securities Internat; RBC Capital Markets; TD Securities USA LLC




Columbia Income Fund

On September 13, 2006 Columbia Income Fund (Fund) purchased 435,000 par value of bonds of FPL Group Capital Var 6.35% 10/1/66 (Securities) for a Total purchase price of $434,443 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; JP Morgan; Lehman Brothers; Merrill Lynch & Co.; ABN Amro; Barclays Capital; Calyon Securities USA Inc.; Greenwich Capital Markets Inc.; Keybanc Capital Markets; Lazard Capital Markets LLC; Scotia Capital Inc.


Columbia Intermediate Bond Fund

On September 13, 2006 Columbia Intermediate Bond Fund (Fund) purchased 1,030,000 par value of bonds of FPL Group Capital Var 6.35% 10/1/66 (Securities) for a Total purchase price of $1,028,682 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; JP Morgan; Lehman Brothers; Merrill Lynch & Co.; ABN Amro; Barclays Capital; Calyon Securities USA Inc.; Greenwich Capital Markets Inc.; Keybanc Capital Markets; Lazard Capital Markets LLC; Scotia Capital Inc.


Columbia Intermediate Bond Fund

On August 15, 2006 Columbia Intermediate Bond Fund (Fund) purchased 5,390,000 par value of notes of Fannie Mae 5.25% 9/15/16 (Securities) for a Total purchase price of $5,357,391 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities Inc.; Lehman Brothers; UBS Securities LLC; Citigroup; FTN Financial; Goldman Sachs & Co; HSBC Securities; JP Morgan Securities; Merrill Lynch & Co.; Morgan Stanley



Columbia Income Fund

On September 15, 2006 Columbia Income Fund (Fund) purchased 225,000 par value of notes of Lyondell Chemical 8.00% stockticker9/15/14 (Securities) for a Total purchase price of $ 225,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Morgan Stanley; BNY Capital Markets; Deutsche Bank Securities Inc.; HVB Capital Markets Inc./New York; Natexis Belichroeder Inc.; Scotia Capital Inc.; Societe Generale; UBS Securities LLC; Wachovia Securities, Inc.



Columbia Income Fund

On September 15, 2006 Columbia Income Fund (Fund) purchased 160,000 par value of notes of Lyondell Chemical 8.25% 9/15/16 (Securities) for a Total purchase price of $ 160,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Morgan Stanley; BNY Capital Markets; Deutsche Bank Securities Inc.; HVB Capital Markets Inc./New York; Natexis Belichroeder Inc.; Scotia Capital Inc.; Societe Generale; stocktickerUBS Securities LLC; Wachovia Securities, Inc.


Columbia Intermediate Bond Fund

On September 15, 2006 Columbia Intermediate Bond Fund (Fund) purchased 185,000 par value of notes of Lyondell Chemical 8.25% 9/15/16 (Securities) for a Total purchase price of $185,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Morgan Stanley; BNY Capital Markets; Deutsche Bank Securities Inc.; HVB Capital Markets Inc./New York; Natexis Belichroeder Inc.; Scotia Capital Inc.; Societe Generale; UBS Securities LLC; Wachovia Securities, Inc.


77Q1 Exhibits

Management Agreements herein incorporated by reference to Accession Number 0000773757-06-000196.